UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [_]

Filed by a party other than the Registrant [X]

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

DAKTRONICS, INC.

(Name of Registrant as Specified In Its Charter)

ALTA FOX OPPORTUNITIES FUND, LP

ALTA FOX GENPAR, LP

ALTA FOX EQUITY, LLC

ALTA FOX CAPITAL MANAGEMENT, LLC

P. CONNOR HALEY

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Alta Fox Opportunities Fund, LP, together with the other participants named herein (collectively, “Alta Fox”), has filed a preliminary proxy statement and an accompanying BLUE proxy card with the Securities and Exchange Commission and intends to solicit votes in connection with their opposition to proposals to be presented at a special meeting of shareholders of Daktronics, Inc., a South Dakota corporation.

Item 1: On the evening of February 6, 2025, Alta Fox issued the following press release:

Alta Fox Corrects Daktronics’ Misleading and Nonsensical Version of Events

Highlights the Board’s Latest Attempt to Shift Attention Away from its Own Governance Failures and Entrenchment Maneuvers

Makes Clear that Daktronics’ Offers Were at a Discount to Fair Market Value – Contrary to the Company’s Claims

DALLAS--(BUSINESS WIRE)--Alta Fox Capital Management, LLC (together with its affiliates, “Alta Fox” or “we”), the largest shareholder of Daktronics, Inc. (NASDAQ: DAKT) (“Daktronics” or the “Company”) based on its beneficial ownership interest on a fully converted basis of 11.7% of the Company’s outstanding shares, today issued the following statement correcting misleading claims from Daktronics regarding Alta Fox’s equity stake.

The Company’s recent statement regarding Alta Fox’s convertible note is nothing more than a desperate attempt to shift attention away from its own failures. This is a Board that appears to be doing everything in its power to cling to control at the expense of shareholders.

Alta Fox remains convinced that Daktronics is meaningfully undervalued – as evidenced by our significant investment in the Company. Instead of investing alongside shareholders, the Board and management team have been net sellers and collectively own less than 2.5% of the Company, a stark contrast to Alta Fox’s conviction in the business.

At the Company’s request, we previously entered into negotiations regarding the potential retirement of our convertible promissory note. We never entertained the idea of selling our entire economic stake in Daktronics. Instead, we were open to a reasonable compromise that would have retired a portion of our stake in exchange for immediate and substantive governance reforms to improve the Board’s oversight and alignment with shareholders. At no point during these talks did Daktronics offer fair market value for our shares, nor did it propose any meaningful governance enhancements. When we rejected the Company’s offers as insufficient, the Board called a Special Meeting of Shareholders to reincorporate in Delaware and eliminate cumulative voting – a brazen attempt to diminish Alta Fox’s voice and something it had threatened to do during our negotiations.

Daktronics’ version of events is not only incorrect – it is also nonsensical. The Board is attempting to convince shareholders that we do not believe in the Company’s upside even though we are its largest shareholder and have been net buyers of its shares since investing in 2022. The Company is also insinuating that we were desperately seeking liquidity, ignoring the inconvenient fact that negotiations about repurchasing our holdings were initiated at the Board's request. At the same time, the Board is alleging that we rejected a fair offer to retire our convertible note. These statements contradict each other, revealing the Company’s latest attempt to mislead shareholders.

The Board’s lack of financial sophistication and basic understanding of the conversion value of our note was apparent during our negotiations. If we truly desired liquidity, we could have sold any amount of stock at a material gain over the last two-plus years. Instead, we have held our stake because of our belief that Daktronics still trades at a discount to its intrinsic value – a trading gap that we believe is caused by the Board’s worst-in-class governance and mismanagement of the Company.

We believe there was a path to a win-win-win solution in which the Board would have been meaningfully strengthened, the Company could have used excess cash to avoid diluting shareholders and Alta Fox would have sacrificed some future upside in exchange for much-needed immediate governance improvements. Instead, the Board adopted an irrational bad faith negotiating position by demanding that Alta Fox accept a discount to the market value of our convertible promissory note. Now, the Board has resorted to attacking its largest investor – even as a growing chorus of other shareholders express their disapproval of its worst-in-class governance practices.

We urge our fellow shareholders to ignore Daktronics’ blatant attempts to distract from the real issues: long-term underperformance, poor governance and a leadership team solely focused on self-preservation. In our view, the incumbent Board cannot be trusted to act in shareholders’ best interests based on its lengthy history of rejecting governance best practices and its most recent attempt to stifle shareholder rights. Alta Fox looks forward to providing investors the opportunity to block the Board’s latest anti-shareholder maneuver at the upcoming Special Meeting.

***

Alta Fox encourages Daktronics stakeholders to visit www.FixDaktronics.com to review our presentation exposing how poor governance and a private family business mentality have driven massive underperformance for shareholders.

About Alta Fox

Founded in 2018 by Connor Haley, Alta Fox is a Texas-based alternative asset management firm that employs a long-term focused investment strategy to pursue exceptional risk-adjusted returns for a diverse group of institutions and qualified individual clients. Alta Fox focuses on identifying often overlooked and under-the-radar opportunities across asset classes, market capitalization ranges and sectors. Learn more by visiting www.AltaFoxCapital.com.

Certain Information Concerning the Participants

Alta Fox Opportunities Fund, LP (“Alta Fox Opportunities”), together with the other participants named herein (collectively, “Alta Fox”), has filed a preliminary proxy statement and an accompanying BLUE proxy card with the Securities and Exchange Commission (“SEC”) and intends to solicit votes in connection with their opposition to proposals to be presented at a special meeting of shareholders of Daktronics, Inc., a South Dakota corporation (the “Company”).

ALTA FOX STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS, INCLUDING ITS BLUE PROXY CARD, AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL

PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR.

The participants in the proxy solicitation are expected to be Alta Fox Opportunities, Alta Fox GenPar, LP (“Alta Fox GP”), Alta Fox Equity, LLC (“Alta Fox LLC”), Alta Fox Capital Management, LLC (“Alta Fox Capital”) and P. Connor Haley (collectively, the “Participants”).

As of the date hereof, Alta Fox Opportunities directly beneficially owns 5,933,019 shares of Common Stock, no par value (the “Common Stock”), of the Company. Alta Fox Capital, as the investment manager of Alta Fox Opportunities, may be deemed to beneficially own the 5,933,019 shares of Common Stock beneficially owned by Alta Fox Opportunities. Alta Fox GP, as the general partner of Alta Fox Opportunities, may be deemed to beneficially own the 5,933,019 shares of Common Stock beneficially owned by Alta Fox Opportunities. Alta Fox LLC, as the general partner of Alta Fox GP, may be deemed to beneficially own the 5,933,019 shares of Common Stock beneficially owned by Alta Fox Opportunities. Mr. Haley, as the sole owner, member and manager of each of Alta Fox Capital and Alta Fox LLC, may be deemed to beneficially own the 5,933,019 shares of Common Stock beneficially owned by Alta Fox Opportunities.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “intends,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements relate to future events or future performance and involve known and unknown risks, uncertainties, and other factors that may cause actual results, levels of activity, performance or achievements or those of the industry to be materially different from those expressed or implied by any forward-looking statements. Daktronics, Inc., a South Dakota corporation, has also identified additional risks relating to its business in its public filings with the Securities and Exchange Commission (the “SEC”). Alta Fox Capital Management, LLC (together with its affiliates, “Alta Fox”), has based these forward-looking statements on current expectations, assumptions, estimates, beliefs, and projections. While Alta Fox believes these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which involve factors or circumstances that are beyond Alta Fox’s control. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if the underlying assumptions of Alta Fox described herein prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by Alta Fox that the future plans, estimates or expectations contemplated will ever be achieved. You should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Except to the extent required by applicable law, Alta Fox will not undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

Certain statements and information included herein have been sourced from third parties. Alta Fox does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as may be expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.

Contacts

For Shareholders:

Alta Fox Investor Relations
ir@altafoxcapital.com

or

Okapi Partners

Bruce Goldfarb / Chuck Garske, 212-297-0720

info@okapipartners.com

For Media:

Longacre Square Partners

Kate Sylvester / Bela Kirpalani, 646-386-0091

altafox@longacresquare.com

Item 2: Also on the evening of February 6, 2025, Alta Fox uploaded the following materials to www.FixDaktronics.com:

Certain Information Concerning the Participants

Alta Fox Opportunities Fund, LP (“Alta Fox Opportunities”), together with the other participants named herein (collectively, “Alta Fox”), has filed a preliminary proxy statement and an accompanying BLUE proxy card with the Securities and Exchange Commission (“SEC”) and intends to solicit votes in connection with their opposition to proposals to be presented at a special meeting of shareholders of Daktronics, Inc., a South Dakota corporation (the “Company”).

ALTA FOX STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS, INCLUDING ITS BLUE PROXY CARD, AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR.

The participants in the proxy solicitation are expected to be Alta Fox Opportunities, Alta Fox GenPar, LP (“Alta Fox GP”), Alta Fox Equity, LLC (“Alta Fox LLC”), Alta Fox Capital Management, LLC (“Alta Fox Capital”) and P. Connor Haley (collectively, the “Participants”).

As of the date hereof, Alta Fox Opportunities directly beneficially owns 5,933,019 shares of Common Stock, no par value (the “Common Stock”), of the Company. Alta Fox Capital, as the investment manager of Alta Fox Opportunities, may be deemed to beneficially own the 5,933,019 shares of Common Stock beneficially owned by Alta Fox Opportunities. Alta Fox GP, as the general partner of Alta Fox Opportunities, may be deemed to beneficially own the 5,933,019 shares of Common Stock beneficially owned by Alta Fox Opportunities. Alta Fox LLC, as the general partner of Alta Fox GP, may be deemed to beneficially own the 5,933,019 shares of Common Stock beneficially owned by Alta Fox Opportunities. Mr. Haley, as the sole owner, member and manager of each of Alta Fox Capital and Alta Fox LLC, may be deemed to beneficially own the 5,933,019 shares of Common Stock beneficially owned by Alta Fox Opportunities.